WAIVER AND SUBORDINATION AGREEMENT


         This Waiver and Subordination Agreement ("Waiver"), dated as of February 18, 2005, is entered into by and between INCENTRA SOLUTIONS, INC., a Nevada corporation (the "Company") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending or waiving certain terms of (i) the Securities Purchase Agreement, dated as of May 13, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "SPA") and (ii) the Master Security Agreement, dated as of May 13, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "MSA"). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the SPA or MSA, as applicable.

         WHEREAS, on February 14, 2005, the Company created Incentra Merger Corp., a Delaware corporation ("Merger Corp"), with and into which Star Solutions of Delaware, Inc., a Delaware corporation shall be merged; and,

         WHEREAS Merger Corp shall be the surviving corporation in such merger, continuing to do business under the name of Star Solutions of Delaware, Inc.; and

         WHEREAS, Wells Fargo Bank, National Association ("WFB") is providing funding for the merger and a continuing credit facility for Merger Corp after the merger and is requiring a security interest in certain assets of Merger Corp;

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Laurus hereby waives the provisions of Section 6.12(e)(ii) of the SPA as to Merger Corp.

         2. Laurus hereby subordinates to WFB the rights of Laurus in and to the following:

                           Accounts receivable and other rights to payments, general intangibles, equipment and inventory of Star Solutions of Delaware, Inc., a Delaware corporation and wholly owned subsidiary of Incentra Solutions, Inc.

         3. Each waiver and amendment set forth herein shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus.

         4. Except as specifically set forth in this Waiver and Amendment Agreement, or as previously amended, modified or supplemented, there are no other amendments to the Loan Documents, and all of the other

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                  forms, terms and provisions of the Loan Documents remain in full force and effect.

         5. This Waiver and Amendment Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.

         6. This Waiver and Amendment Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         7. This Waiver and Amendment Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


         IN WITNESS WHEREOF, each of the Company and Laurus has caused this Waiver and Amendment Agreement to be signed in its name effective as of this 18th day of February, 2005.


                                                 INCENTRA SOLUTIONS, INC.



                                                 By: /s/Thomas P. Sweeney III
                                                     ---------------------------
                                                 Name: Thomas P. Sweeney III
                                                 Title: Chief Executive Officer


                                                 LAURUS MASTER FUND, LTD.



                                                 By: /s/David Grin
                                                     ---------------------------
                                                 Name: David Grin
                                                 Title: Director

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